UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21324

ACP Funds Trust
(Exact name of registrant as specified in charter)

150 N. Radnor Chester Rd., C-220
Radnor, PA 19087
(Address of principal executive offices) (Zip code)

Gary E. Shugrue
Ascendant Capital Partners, LP
150 N. Radnor Chester Rd., Suite C-220
Radnor, PA 19087
(Name and address of agent for service)

Registrant's telephone number, including area code:  (610) 688-4180

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ACP Funds Trust

ACP Advantage Strategic Opportunities Fund

ACP Institutional Series Strategic Opportunities Fund

Financial Statements for the Year Ended
December 31, 2008

2008 Overview	ACP Funds Trust
Strategy Objective

The ACP Advantage Series Strategic Opportunities Fund and the ACP Institutional Series Strategic Opportunities Fund (collectively the “ACP Funds Trust”) seek capital appreciation through investments focused in long/short equity hedge funds. The main objective is to generate long-term absolute returns similar to those of stocks, but with significantly less volatility. In general, the Funds will maintain a net positive exposure to equity markets, though that exposure will vary based on tactical decisions and underlying manager objectives. The Funds seek to generate returns that are not highly correlated with traditional stock investments, thereby providing shareholders with an opportunity for improved diversification of their overall portfolios.

Performance Review and Update

During the fourth quarter of 2008, the ACP Advantage Series Strategic Opportunities Fund decreased in value by -4.96% net of fees and the ACP Institutional Series Strategic Opportunities Fund decreased in value by -4.64% net of fees . This compares to a loss in the S&P 500 of 21.95% and a loss in the Russell 2000 of 26.34% . For the full year of 2008, the ACP Advantage Series was down 11.16% and the ACP Institutional Series was down 10.08% which compares favorably to losses in the S&P 500 and Russell 2000 of 37.00 % and 34.65% respectively. In addition the average U.S. diversified equity mutual fund declined by 37.5% during the year. Since its July 2003 inception, the cumulative return of the ACP Advantage Series Fund is up 23.9% net of all fees compared to the S&P 500 Index return of 3.1% during the same period. The ACP Institutional Series Fund, since its inception in October 2003, has a positive cumulative return of 27.7% compared to the S&P 500 Index return of -8.0% during the same period.

2008 was a historically bad year for the equity markets. It was the worst ever for the NASDAQ and the third worst for both the S&P 500 and the DJIA. From the start, the market was dominated by macro events making it difficult for our underlying managers whose strategies are based on individual company fundamentals. Fortunately our risk controls were able to keep losses to a manageable level so we do not have to go far to get back into the black. A 12.6% gain in the Advantage Series and a 11.2% gain in the Institutional Series recoups our 2008 loss while the S&P 500 has to rise by 59% to get back to even from their 2008 losses.

It was also a very tough year for the hedge fund industry---the worst year ever. The HFRI Fund Weighted Composite Index was down 18.36% and the HFRI Fund of Funds Composite Index lost 20.68% . Once again, while we think we performed very well in a relative sense, we never like to lose money for our shareholders.

During the fourth quarter of 2008 our underlying hedge fund managers’ performance ranged from -20.12% to +7.00% . For the year the performance range was -28.20% to +11.18% . As the year progressed the extreme volatility and unfavorable environment caused our managers to lower their exposures. At year-end the gross exposure of our Fund was 80.56% while the net exposure was 11.54% . As an investor, we do not mind having our managers raise cash when they believe the risk/reward outlook for their strategy is cloudy. The main concern for each of our managers is to protect capital. Unlike most traditional long only equity managers, our portfolio of long/short equity managers have no mandate to stay fully invested.

During the fourth quarter of 2008, we put full redemption requests in for two of our underlying managers. One was due to style drift and the other was driven by operational concerns because of a significant drop in the manager’s assets under management. Both returned the majority of our investment in mid January. The remaining 10% will be sent in March after the funds’ annual audits are completed. Unlike many other hedge fund strategies, we have had no problem meeting investor redemption requests. This is another advantage of focusing solely on a liquid, transparent strategy such as long/short equity.

While we are never happy with a negative year of performance we are very proud of our long term record. Our goal has always been to deliver equity-like returns with a focus on preserving capital. Since our inception of the strategy as a whole in 2002, we have managed to outperform the S&P 500 by approximately 6% per year while incurring only a 1/3 of the volatility, as measured by the standard deviation of the monthly returns. Put another way, $100 invested in an S&P 500 index fund on July 1, 2003 was worth about $103 on December 31, 2008. By comparison, $100 invested in the ACP Advantage Series Strategic Opportunities Fund on the same date is now worth $123 net of fees. $100 invested in an S&P 500 index fund on October 1, 2003 was worth about the same $100 on December 31, 2008. By comparison, $100 invested in the ACP Institutional Series Strategic Opportunities Fund on the same date is now worth $127 net of fees. Importantly, these returns have been earned in a very transparent manner using publicly traded, market priced equities.

Looking forward into 2009 we feel very good about the prospects for our Fund. Our managers are seeing many opportunities on both the long and short sides of the market. They expect a choppy bottoming period as the market learns to deal with the fallout from 2008’s severe credit crunch. Such an environment would not be unusual after big drops like we saw last year. A recent publication stated that from 1932 to 1940 there were five rallies that averaged 93% and from 1972 to 1982 there were six rallies that averaged 33%. Point to point in both of these periods, the overall market went nowhere but the volatility created numerous opportunities in individual securities. During a similar period, after the severe decline in 2002, we had our best year ever.

Industry Update

“I do not care to belong to a club that accepts people like me as members”
          -Groucho Marx

Exclusive. Secret. Proprietary. These are words that have often been used when describing hedge funds. Shareholders in funds using these adjectives are asked to forego normal transparency and be glad that they have been accepted into these selective clubs. Sadly, the recent Madoff scandal proves that marketing pitches like this work. Shareholders, some supposedly sophisticated, overlooked many basic, common sense due diligence requirements because they desperately wanted access to his supposedly “elite” firm. Somehow, Bernie had found a way to make money in both up and down markets and you were fortunate if he accepted you as a client. He did not like to talk about his strategies lest he reveal his secrets and they lose their effectiveness. We now know what the secret was.

As a marketing strategy, there is no doubt that exclusivity and secrecy sell. However, from an investment standpoint, there is little if any truth to this facade. I have been in the hedge fund business for over twenty years, twelve as a hedge fund manager and over eight as a fund of funds manager. I have looked at hundreds of hedge funds employing all sorts of different investment strategies. There is no one strategy or technique that always does well. If one does it is quickly mimicked and rapidly loses its effectiveness. The vast majority of managers I have seen are hard working professionals, employing basic strategies, who have their client’s best interest at heart. Those who succeed do so through a combination of hard work, good judgment, discipline and integrity. There are few secrets but it is hard to find managers who exhibit all four of these traits. It is our full time endeavor to source, evaluate and invest with individuals who exhibit all of these qualities.

The strategy we pursue (long/short equity) is the oldest and largest strategy in the hedge fund business. Because of its potential risk and return profile we believe it should be viewed as a core holding in an investor’s asset allocation. When used in conjunction with traditional investments it has the potential to lower volatility and create more wealth over time. Importantly, the strategy is implemented with traditional investments. It is transparent because it is executed through the use of common stocks which are priced by the market every day. There is little, if any, leverage involved. Lastly, performance can be verified by third parties such as administrators, prime brokers and auditors. The major difference with what our strategy employs versus a traditional long only manager is short selling. This should be understood before clients consider an investment into these types of strategies.

The events of the last year have had a dramatic and lasting effect on the hedge fund business. Many strategies will go away and there is no doubt that there will be increased regulation and oversight. Like Groucho, shareholders need be more discerning. Performance, size or reputation alone is not enough. Many firms possessing all three of these attributes were among the biggest losers last year. Understanding all of the risks and having reputable third-party oversight are essential no matter the size of the firm.

We do not expect to see a decline in the desire for non-correlated investment strategies. Diversification remains critical to lowering portfolio volatility and helping compound wealth over time. Traditional investments alone have proven themselves unable to meet this need. Shareholders will want solutions to meet this need but will look to simpler, basic, transparent strategies that they can understand. We feel that long/short equity can fulfill this role and, as a result, has a very bright future.

We hope this discussion has given you a better understanding of the strategy we pursue. If you have any questions or would like to discuss some of the thoughts in this letter, please contact us. We welcome your calls and want to continue to be as transparent as possible regarding how we manage your money. Thank you for this opportunity to be of service.

All the best,

Gary E. Shugrue
President and Chief Investment Officer
Ascendant Capital Partners, LP

Performance shown for the previously mentioned ACP Advantage Series Strategic Opportunities Fund and the ACP Institutional Series Strategic Opportunities Fund is net of all expenses charged to shareholders. Information regarding the strategy set forth herein, including discussions regarding performance and Ascendant’s investment strategies, are qualified by reference to the Private Placement Memorandum. The memorandum contains important information about fees and expenses, as well as risks associated with an investment in the Funds. Please read it carefully before you invest or send money. The Funds may not be suitable for all shareholders. Past performance is no guarantee of future results and shareholders may suffer losses, including loss of principal, in connection with an investment in the strategy.

The Funds are available only to investors who are “accredited investors” under Regulation D promulgated by the SEC under the Securities Act of 1933. Each investor must also have a net worth of $1.5 million or more, subject to certain exceptions. Each investor must have such knowledge and experience in financial and business matters so that such investor is capable of evaluating the merits and risks of this investment and must be able to bear the economic risks of this investment.

The indices illustrated herein are unmanaged indices. You cannot invest in an index. Index returns do not reflect the impact of any management fees, transaction costs or expenses. The index information seen here is for illustrative purposes only, and is not reflective of the performance of Ascendant Capital Partner funds.

The S&P 500 Index is an unmanaged index composed of U.S. Large Cap Stocks with a market capitalization of $3 billion or more.

The Russell 2000 Index is composed of U.S. Small Cap Stocks. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 2000 includes the smallest 2000 securities in the Russell 3000.

Risk Factors
  Hedge funds generally offer less liquidity than other investment securities, and are generally not subject to regulation under the U.S. federal securities laws.
  Hedge funds are often dependent for their success upon the efforts of one or a relatively few number of individuals.
  Hedge funds typically offer only periodic redemptions, and there is generally no secondary market for shareholders to access for liquidity purposes.
Funds that invest in hedge funds, such as those managed by Ascendant, present additional considerations for shareholders:
  These funds are dependent upon the ability of their advisers to select and hold individual hedge funds.
  Shareholders in these funds cannot readily sell or dispose of their interests in the secondary market, and may look only to the funds for periodic (and, possibly, limited) liquidity.
  The fund of funds structure adds additional fees and expenses, which can materially impact an investor’s returns.

ACP Funds Trust
For the Year Ended December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of ACP Funds Trust

We have audited the accompanying statements of assets and liabilities, of ACP Funds Trust (the “Funds”) comprising ACP Advantage Strategic Opportunities Fund and ACP Institutional Series Strategic Opportunities Fund as of December 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the ACP Funds Trust as of December 31, 2008, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the Funds’ financial statements, the Funds invest in ACP Strategic

Opportunities Fund II, LLC (the “Master Fund”). As discussed in Note 2 to the Master Fund’s financial statements, the Master Fund’s financial statements include investments in Underlying Funds, valued at $32,764,104 (82.47% of total assets) as of December 31, 2008, whose fair values have been estimated by management in the absence of readily determinable fair values. Management's estimates are based on information provided by the managers of the Underlying Funds.

/S/ DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
February 27, 2009

ACP Funds Trust

Statements of Assets and Liabilities
December 31, 2008

	ACP Advantage	ACP Institutional
	Strategic	Series Strategic
	Opportunities	Opportunities
	Fund	Fund
Assets:
Investments in ACP Strategic Opportunities Fund II, LLC at fair
value (cost, $6,918,858 and $14,338,537, respectively)	$7,332,809	$14,075,073
Redemption receivable from ACP Strategic Opportunities Fund II, LLC	1,188,866	171,091
Receivable from Investment Manager	17,616	24,916
Investments in ACP Strategic Opportunities Fund II, LLC paid in advance	-	75,000

Total assets	8,539,291	14,346,080

Liabilities:
Due to ACP Strategic Opportunities Fund II, LLC	1,000	1,000
Contributions received in advance	-	75,000
Withdrawals payable	1,188,866	171,091
Professional fees	19,250	19,250
Excise tax fees	17,959	18,315
Accounting and administration fees	1,000	1,000
Distribution and shareholder service fees	21,595	-
Other expenses	1,747	1,693

Total liabilities	1,251,417	287,349
Net assets	$7,287,874	$14,058,731

Components of Net Assets:
Paid-in Capital	$7,658,424	$14,963,693
Accumulated net investment loss	(949,745)	(871,174)
Accumulated net realized gain on investments	109,689	56,362
Net unrealized appreciation/ (depreciation) on investments	469,506	(90,150)
Net Assets	$7,287,874	$14,058,731

Shares issued and outstanding (100,000,000 shares authorized per Fund)	629,415	1,159,360

Net asset value, offering and redemption price per share	$11.58	$12.13

The accompanying notes are an integral part of these financial statements.

ACP Funds Trust

Statements of Operations
Year Ended December 31, 2008

	ACP Advantage	ACP Institutional
	Strategic	Series Strategic
	Opportunities Fund	Opportunities Fund
Net investment loss allocated from ACP Strategic Opportunities Fund II, LLC:
Dividends	$9,322	$11,797
Expenses	(229,916)	(301,153)
Net investment loss allocated from ACP Strategic Opportunities Fund II, LLC	(220,594)	(289,356)

Fund expenses:
Distribution and shareholder servicing fees	100,211	-
Professional fees	19,000	19,000
Accounting and administration fees	12,000	12,000
Excise tax expense	32,795	32,584
Other expenses	5,059	4,244
Total fund expenses	169,065	67,828
Net investment loss	(389,659)	(357,184)

Realized and unrealized gains (loss) on investments allocated from ACP Strategic
Opportunities Fund II, LLC:
Net realized gains (loss) from investments	19,463	(5,280)
Net change in unrealized appreciation/(depreciation) on investments	(662,626)	(1,097,493)
Net realized and unrealized gains (loss) on investments allocated from ACP
Strategic Opportunities Fund II, LLC	(643,163)	(1,102,773)

Net decrease in net assets resulting from operations	$(1,032,822)	$(1,459,957)

The accompanying notes are an integral part of these financial statements.

ACP Funds Trust

Statements of Changes in Net Assets

	ACP Advantage Strategic	ACP Institutional Series
	Opportunities Fund	Strategic Opportunities Fund

Net assets at December 31, 2006	$5,870,704	$4,975,640

Accumulated Net Investment Loss	$-	$-

Operating activities
Net investment loss	$(257,036)	$(155,029)
Net realized gains from investments	260,490	224,282
Net increase in unrealized appreciation on investments	856,078	729,089
Net increase in net assets resulting from operations	859,532	798,342
Distributions to shareholders
Net investment income	-	(26,357)
Realized gains	(79,665)	(76,851)
Total distributions to shareholders	(79,665)	(103,208)
Capital share transactions
Shares issued	4,326,396	3,459,000
Distribution reinvestment	79,665	103,208
Shares redeemed	(658,776)	(297,412)
Increase in net assets from capital share transactions	3,747,285	3,264,796
Total Increase in net assets	4,527,152	3,959,930
Net assets at December 31, 2007	$10,397,856	$8,935,570

Accumulated Net Investment Loss	$(257,036)	$(181,386)

Operating activities
Net investment loss	$(389,659)	$(357,184)
Net realized gains (losses) from investments	19,463	(5,280)
Net decrease in unrealized appreciation on investments	(662,626)	(1,097,493)
Net decrease in net assets resulting from operations	(1,032,822)	(1,459,957)
Distributions to shareholders
Net investment income	(303,050)	(332,604)
Realized gains	(155,088)	(134,624)
Total distributions to shareholders	(458,138)	(467,228)
Capital share transactions
Shares issued	2,029,653	7,612,689
Distribution reinvestment	458,138	467,228
Shares redeemed	(4,106,813)	(1,029,571)
Increase / (Decrease) in net assets from capital share transactions	(1,619,022)	7,050,346
Total Increase / (Decrease) in net assets	(3,109,982)	5,123,161
Net assets at December 31, 2008	$7,287,874	$14,058,731

Accumulated Net Investment Loss	$(949,745)	$(871,174)

The accompanying notes are an integral part of these financial statements.

ACP Funds Trust

Statements of Cash Flows
Year Ended December 31, 2008

	ACP Advantage	ACP Institutional
	Strategic	Series Strategic
	Opportunities	Opportunities
Cash flows from operating activities:	Fund	Fund
Net decrease in net assets resulting from operations	$(1,032,822)	$(1,459,957)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used in) operating activities:
Cost of shares of ACP Strategic Opportunities Fund II, LLC purchased	(2,029,653)	(7,612,689)
Proceeds from withdrawals of interest in ACP Strategic
Fund II, LLC	4,256,543	1,074,938
Total investment losses allocated from ACP Strategic Opportunities
Fund II, LLC	863,757	1,392,129
Increase in redemption receivable from ACP Strategic Opportunities	(1,188,866)	(171,091)
Fund II, LLC
Decrease in investments in ACP Strategic Opportunities Fund II,
LLC in advance	-	1,175,000
Decrease in receivable from Investment Manager	5,000	4,999
Increase in professional fees payable	1,500	1,500
Increase in excise tax fees payable	17,959	18,315
Decrease in accounting and administration fees payable	-	-
Decrease in distribution and shareholder servicing fees payable	(3,748)	-
Decrease in other expenses payable	(1,376)	(2,353)

Net cash provided by / (used in) operating activities	888,294	(5,579,209)

Cash flows from financing activities:
Proceeds from shares issued (net of contributions received in advance)	2,029,653	6,437,689
Redemptions paid (net of change in withdrawals payable)	(2,917,947)	(858,480)

Net cash (used in) / provided by financing activities	(888,294)	5,579,209

Net change in cash and cash equivalents	-	-
Cash and cash equivalents at beginning of year	-	-
Cash and cash equivalents at end of year	$-	$-

Supplemental Disclosure of Cash Flow Information:
Reinvestments of dividends and distributions (non-cash financing activity)	$458,138	$467,228

The accompanying notes are an integral part of these financial statements

ACP Funds Trust

Financial Highlights

	ACP Advantage Strategic Opportunities Fund

	For the Year Ended December 31,
	2008		2007		2006		2005		2004
NET ASSET VALUE, Beginning of Year	$13.78		$12.52		$11.80		$11.28		$10.66

Investment operations
Net investment loss	(0.51	) (a)	(0.42	) (a)	(0.31	) (a)	(0.28	) (a)	(0.30	) (a)
Net realized and unrealized gains (loss) on
investment transactions	(1.03)		1.79		1.11		0.86		0.92
Total from investment operations	(1.54)		1.37		0.80		0.58		0.62

Distributions to Shareholders
Net investment income	(0.44)		-		(0.02)		-	(b)	-	(b)
Realized gains	(0.22)		(0.11)		(0.06)		(0.06)		-
Total distributions to shareholders	(0.66)		(0.11)		(0.08)		(0.06)		-

NET ASSET VALUE, End of Year	$11.58		$13.78		$12.52		$11.80		$11.28

RATIOS / SUPPLEMENTAL DATA

Ratios to Average Net Assets: (c)
Net investment loss	(3.91)%		(3.21)%		(2.54)%		(2.42)%		(2.71)%
Expenses, net of reimbursements/waiver of fees	4.01%		3.58%		2.98%		2.55%		2.75%
Expenses, excluding reimbursements/waiver of fees	4.01%		3.80%		5.84%		13.34%		17.48%

TOTAL RETURN	(11.16)%		10.94%		6.06%		4.61%		5.82%

PORTFOLIO TURNOVER RATE (d)	19%		12%		11%		35%		15%

Net Assets End of Year	$7,287,874		$10,397,856		$5,870,704		$885,576		$644,825

(a)	Calculated using average shares outstanding during the period.
(b)	Less than ($0.01) per share.
(c)	Includes net investment loss and expenses allocated from ACP Strategic Opportunities Fund II, LLC.
(d)	Calculated based on investment activity of ACP Strategic Opportunities Fund II, LLC

ACP Funds Trust

Financial Highlights

	ACP Institutional Series Strategic Opportunities Fund

	For the Year Ended December 31,
	2008		2007		2006		2005		2004
NET ASSET VALUE, Beginning of Year	$13.95		$12.60		$11.80		$11.15		$10.49

Investment operations
Net investment loss	(0.36	) (a)(b)	(0.29	) (a)	(0.18	) (a)	(0.16	) (a)	(0.18	) (a)
Net realized and unrealized gains (loss) on
investment transactions	(1.05	) (b)	1.80		1.11		0.85		0.90
Total from investment operations	(1.41)		1.51		0.93		0.69		0.72

Distributions to Shareholders
Net investment income	(0.29)		(0.04)		(0.05)		(0.02)		(0.06)
Realized gains	(0.12)		(0.12)		(0.08)		(0.02)		-
Total distributions to shareholders	(0.41)		(0.16)		(0.13)		(0.04)		(0.06)

NET ASSET VALUE, End of Year	$12.13		$13.95		$12.60		$11.80		$11.15

RATIOS / SUPPLEMENTAL DATA

Ratios to Average Net Assets: (b)
Net investment loss	(2.68)%		(2.24)%		(1.46)%		(1.42)%		(1.72)%
Expenses, net of reimbursements/waiver of fees	2.76%		2.60%		1.89%		1.54%		1.75%
Expenses, excluding reimbursements/waiver of fees	2.76%		2.86%		5.29%		10.59%		42.79%

TOTAL RETURN	(10.08)%		11.95%		6.80%		5.83%		6.29%

PORTFOLIO TURNOVER RATE (c)	19%		12%		11%		35%		15%

Net Assets End of Year	$14,058,731		$8,935,570		$4,975,640		$1,207,675		$112,071

(a)	Calculated using average shares outstanding during the period.
(b)	Includes net investment loss and expenses allocated from ACP Strategic Opportunities Fund II, LLC.
(c)	Calculated based on investment activity of ACP Strategic Opportunities Fund II, LLC

ACP Funds Trust

Notes to Financial Statements

1. Organization and Investment Objective

ACP Funds Trust (the “Trust”), a Delaware Statutory Trust, is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company with two active series. The financial statements included herein are those of the ACP Advantage Strategic Opportunities Fund and ACP Institutional Series Strategic Opportunities Fund (each a “Fund” and together the “Funds”). Each Fund has only one class of beneficial interest that may be issued in an unlimited number of shares.

Shares of the Funds of the Trust represent equal pro-rata interests in such Trust, except that each Fund bears different expenses that reflect the difference in the range of services provided to them.

The Funds issue shares only in transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Only “accredited investors,” as defined in Regulation D under the Securities Act, may invest in the Funds. Shares of the Funds have not been registered under the Securities Act or the securities laws of any state and are subject to restrictions on transferability and resale.

The board of trustees of the Trust (the “Board of Trustees”) has overall responsibility to manage and control the business affairs of the Funds, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Funds’ business. The Board of Trustees exercises the same powers, authority and responsibilities on behalf of the Trust as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The Board of Trustees of the Funds consists of the same persons as the Board of Directors of the ACP Strategic Opportunities Fund II, LLC (the “Master Fund”).

The investment objective of the Funds is to achieve an absolute return in excess of the long-term return of the U.S. equity market. The Funds attempt to achieve this objective by investing substantially all of their assets in the Master Fund, which has the same investment objective as the Funds. The Master Fund will primarily invest its assets among a select group of non-registered funds (“Underlying Funds”) whose investment style is primarily opportunistic and that are believed to be able to generate above average returns while maintaining strict risk controls in order to keep losses to a minimum.

Ascendant Capital Partners, LP, (the “Investment Manager”) serves as the investment manager to each of the Funds and as the investment manager to the Master Fund. The Investment Manager is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisors Act of 1940, as amended. The financial statements of the Master Fund, including the Schedule of Investments, are attached to this report and should be read with the Funds’ financial statements. The percentages of the Master Fund owned by Advantage Strategic Opportunities Fund and Institutional Series Strategic Opportunities Fund at December 31, 2008 were 20.59% and 39.51%, respectively.

ACP Funds Trust

Notes to Financial Statements

2. Significant Accounting Policies

Basis of presentation

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

Investment Valuation – Investments in Underlying Fund

Valuation of each Fund’s interest in the Master Fund is based on the investment in Underlying Funds held by the Master Fund. The Master Fund values interests in the Underlying Funds at fair value, which ordinarily is the value determined by their respective investment managers, in accordance with procedures established by their respective general partners. Investments in

Underlying Funds are subject to the terms of the Underlying Funds’ offering documents. Valuations of the Underlying Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Underlying Funds’ managers as required by the Underlying Funds’ offering documents. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed and the differences could be material. The accounting policies of the Master Fund, including the valuation of securities held by the Master Fund, will directly affect the Funds and are discussed in the Notes to Financial Statements of the Master Fund attached to this report.

Net Asset Valuation

The net asset value of each Fund is equal to that Fund’s proportionate interest in the net assets of the Master Fund, plus any cash or other assets of each Fund minus all liabilities (including accrued expenses) for each Fund. The net asset value per share of each Fund is calculated at the end of each allocation period, which is generally the last day of each month. It is computed by dividing the assets of each Fund, less its liabilities, by the number of outstanding shares of each Fund.

Allocation from Master Fund

As required by accounting principles generally accepted in the United States of America, each Fund records its allocated portion of income, expense, realized gains and losses and unrealized gains and losses from the Master Fund.

ACP Funds Trust

Notes to Financial Statements

2. Significant Accounting Policies (continued)

Tax Basis reporting

Because the Master Fund invests primarily in investment funds that are treated as partnerships for U.S. Federal tax purposes, the tax character of each Fund’s allocated earnings is established dependent upon the tax filings of the Underlying Funds. Accordingly, the tax basis of these allocated earnings and the related balances are not available as of the reporting date. As such, the components of net assets in the statements of assets and liabilities have not been adjusted to reflect these amounts, and certain other tax basis disclosures have not been made.

Fund Level Income and Expenses

Interest income on any cash or cash equivalents held by a Fund and not invested into the Master Fund will be recognized on the accrual basis. Expenses that are specifically attributed to one of the Funds are charged to that Fund. Common expenses of the Trust are allocated among the Funds on the basis of relative net assets. In addition, each Fund also bears its proportionate share of the expenses of the Master Fund. Because each Fund bears its proportionate share of the management fees of the Master Fund, the Funds do not pay any additional compensation directly to the Investment Manager. See Note 3 for discussion of distribution and shareholder servicing fees.

The Investment Manager agreed to reimburse certain expenses (other than the Management Fee) to the extent those other expenses exceed 0.15% per annum of average net assets through April 30, 2007 for ACP Institutional Series Strategic Opportunities Fund and 1.65% per annum of average net assets through April 30, 2007 for ACP Advantage Strategic Opportunities Fund. For the year ended December 31, 2008, the Investment Manager has paid each Fund $5,000 of the outstanding receivable. As of December 31, 2008, the receivable from the Investment Manager for the Funds totaled $24,916 and $17,616 respectively. The Investment Manager has entered into an agreement with the Trust’s Board to repay all outstanding expense reimbursement accruals in order that the balances will be zero. The receivable occurred principally as a result of a one time accrual required to settle the final payments due to the Trust's former administrator.

Dividends and Distributions

The Funds pay distributions of net income annually. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

ACP Funds Trust

Notes to Financial Statements

3. Transactions with Affiliates

Certain officers of the Trust and of the Funds are also officers of the Investment Manager. Such officers are paid no fees by the Trust or the Funds for serving as officers and trustees of the Trust or the Funds. The ACP Advantage Strategic Opportunities Fund has adopted a Distribution and Shareholder Services Plan applicable to its shares that provides for annual distribution and shareholder services fees of 1.00% . The ACP Institutional Series Strategic Opportunities Fund does not have any annual distribution or shareholder services fees.

4. Federal Income Taxes

Each Fund is classified as a separate taxable entity for Federal income tax purposes. Each Fund intends to continue to qualify as a separate regulated investment company under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax. Therefore, no Federal tax provision has been made. Distributions to shareholders are based on ordinary income and long-term capital gains as determined in accordance with federal income tax regulations, which may differ from income and net realized capital gains determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments will be made to the appropriate equity accounts in the year that the differences arise. There were no such adjustments in 2008. For Federal income tax purposes, any capital loss carry forwards may be carried forward and applied against future capital gains.

Effective June 29, 2007, the Fund implemented FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes”. This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of

4. Federal Income Taxes

December 31, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

The Fund files U.S. federal and New York, Pennsylvania, Georgia, and New Jersey state tax returns. No income tax returns are currently under examination. The Fund’s U.S. federal tax and state returns remain open for examination for the years ended December 31, 2004 through December 31, 2007.

ACP Funds Trust

Notes to Financial Statements

5. Other Service Providers

Pinnacle Fund Administration LLC (“Pinnacle”) serves as administrator and accounting agent to the trust. In this capacity, Pinnacle provides certain accounting, record keeping, and investor related services. The trust pays a monthly flat-fee to Pinnacle for these services.

UMB Bank serves as the Trust’s custodian.

6. Risk Factors

An investment in either of the Funds involves significant risks that should be carefully considered prior to investment and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund intends to invest substantially all of its available capital in securities of unregistered investment companies. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Master Fund may not be able to resell some of its investment holdings for extended periods, which may be several years. No guarantee or representation is made that the investment objective will be met.

7. Redemptions and Repurchase of Shares.

Each of the Funds is registered as a closed-end fund. Unlike an open-end mutual fund, no shareholder or other person holding shares will have the right to require a Fund to redeem those shares or portion thereof. With very limited exceptions, shares of the Funds are not transferable. There is no public market for the shares, and none is expected to develop. Consequently, shareholders may not be able to liquidate their investment other than as a result of repurchases of shares by the Funds The Board of Trustees may, from time to time and in their sole discretion, cause any or all of the Funds to repurchase shares from shareholders pursuant to written tenders by shareholders at such times and on such terms and conditions as established by the Board of Trustees. In determining whether a Fund should offer to repurchase shares, the Board of Trustees will consider the recommendation of the Investment Manager. The Investment Manager expects that it will generally recommend to the Board of Trustees that the Funds offer to repurchase Shares from shareholders twice each year, effective June 30 and December 31.

ACP Funds Trust

Notes to Financial Statements

8. Capital Stock Transactions

Transactions in shares were as follows:

	ACP Advantage Strategic
	Opportunities Fund

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

Number of shares issued	152,126	329,779
Number of shares redeemed	(316,905)	(50,135)
Number of shares reinvested	39,631	5,832
Net (decrease) increase in shares outstanding	(125,148)	285,476
Shares outstanding, beginning of year	754,563	469,087
Shares outstanding, end of year	629,415	754,563

On December 31, 2008, three shareholders of the ACP Advantage Strategic Opportunities Fund held approximately 16% of the outstanding shares of the Fund. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

	ACP Institutional Series Strategic
	Opportunities Fund

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

Number of shares issued	556,020	261,226
Number of shares redeemed	(76,044)	(22,790)
Number of shares reinvested	38,645	7,468
Net increase in shares outstanding	518,621	245,904
Shares outstanding, beginning of year	640,739	394,835
Shares outstanding, end of year	1,159,360	640,739

On December 31, 2008, four shareholders of ACP Institutional Series Opportunities Fund held approximately 39% of the outstanding shares of the Fund. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

ACP Funds Trust

Notes to Financial Statements

9. Guarantees

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these agreements is dependent on future claims that may be made against the Funds, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10. Subsequent Event

For the period from January 1, 2009 through February 15, 2009, shareholders of ACP Advantage Strategic Opportunities Fund contributed $100,000 to the Partnership.

For the period from January 1, 2009 through February 15, 2009, shareholders of ACP Institutional Series Strategic Opportunities Fund contributed $75,000 to the Partnership, of which $75,000 was received prior to December 31, 2008.

ACP Funds Trust

Board of Trustees (unaudited)

The identity of the members of the Board (each, a “Trustee”) and brief biographical information is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available upon request.

Independent Trustees

Name, Age and	Position(s)	Term of Office	Principal	Number of	Other
Address	Held with	and Length of	Occupation(s)	Portfolios in	Directorships
	Fund	Time Served		Fund Complex	held by
				Overseen by	Trustee or
				Trustee	Nominee
John Connors	Trustee	Term:	Portfolio Manager,	ACP Funds	None.
Age: 66		Indefinite	Guyasuta Investment	Trust (2 series);
100 Matsonford		Length: Since	Advisors (Since	ACP Strategic
Road		2002	12/2000); previously,	Opportunities
Building 5, suite			Portfolio Manager,	Fund II, LLC.
520			Delaware Investments.
Radnor, PA			N/A (1977-2000);
19087			portfolio manager
Mellon Bank (1967-
1977); Financial Analyst
IBM (10/65-6/67)
Robert Andres	Trustee	Term:	Senior Vice-President,	ACP Funds	None.
Age: 70		Indefinite	Chief Investment	Trust (2 series);
Andres Capital		Length: Since	Strategist,	ACP Strategic
Management		2004	Envestnet/PMC	Opportunities
11 Twin Creek			(present)	Fund II, LLC.
Lane			President, Andres
Berwyn, PA			Capital Management
19312			(2007-2008); previously,
Haverford Trust (2005-
2007); Martindale
Andres & Co. (1989-
1994); President, Merrill
Lynch Mortgage
Capital (1970-
1987);National Sales
Manager, Municipal
Securities, Kidder
Peabody (1968-1970);
Herbert J. Sims & Co.
(1962-1964)Municipal
Bond Division., J.P.
Morgan (1957-1962).

ACP Funds Trust

Board of Trustees (unaudited)

James Brinton	Trustee	Term:	President, Robert J.	ACP Funds	Quaker
Age: 54		Indefinite	McAllister Agency, Inc.	Trust (2 series);	Investment
123 West		Length: Since	(Independent Insurance	ACP Strategic	Trust (8
Lancaster Ave.		2007	Broker)	Opportunities	series).
Wayne, PA			(since 1979)	Fund II, LLC.
19087

Interested Director(s)

Name, Age and	Position(s)	Term of Office	Principal	Number of	Other
Address	Held with	and Length of	Occupation(s)	Portfolios in	Directorships
	Fund	Time Served		Fund Complex	held by
				Overseen by	Trustee or
				Trustee	Nominee
Mr. Gary	President,	Term:	President & Chief	ACP Funds Trust	BHR Fund
Shugrue	Chief	Indefinite	Investment Officer of	(2 series);ACP	Advisors;
Age: 54	Investment	Length: Since	Ascendant Capital	Strategic	The Quaker
150 N. Radnor	Officer and	2007 (Director)	Partners, LP. (since	Opportunities	Funds.
Suite C-220,	Trustee	Since 2001	2001); previously,	Fund II, LLC).
Radnor, PA		(President and	General Partner of
19087		CIO)	Argos Advisors (1988-
2000

Audit Committee

Messrs. Brinton, Connors and Andres are members of the Audit Committee of the Board. Although the Board has not designated an Audit Committee Financial Expert, each member of the Audit Committee has significant financial industry expertise. Messrs. Connors and Andres each have more than 40 years experience in the investment and securities industries. Mr. Brinton has served other investment company boards and has worked in the insurance industry for more than 25 years. All three members of the Audit Committee are disinterested persons as defined by the Investment Company Act. The Audit Committee does not believe that adding a specific Financial Expert would materially increase the Committee’s judgment or effectiveness.

Nominating Committee.

The Nominating Committee was formed in September 2007 and is composed of Messrs. Connors, Andres and Brinton. The principal responsibilities of the Nominating Committee are the consideration, recommendation and nomination of candidates to fill vacancies on the Fund’s Board, if any. The Nominating Committee does not consider nominees recommended by Members. The Nominating Committee meets periodically, as necessary. Prior to the formation of the Nominating Committee in September 2007, the full Board acted as the Nominating Committee. To date, the Board, acting as the Nominating Committee, has not met in 2008.

ACP Funds Trust

Board of Trustees (unaudited)

It is the nominating committee’s policy to identify potential nominees based on suggestions from the President of the Fund and other members of the Board of Trustees and to evaluate such persons as a committee. In addition, from time to time, the Nominating Committee may determine that it requires a Director with a particular expertise or qualification and will actively recruit such a candidate.

The nominating committee reviews and evaluate each candidate’s background, experience and other qualifications as well as the overall composition of the Board of Trustees, and recommends to the Board for its approval the slate of Trustees to be nominated for election at any annual or special meeting of the Fund’s Members at which Trustees are to be elected.

The Nominating Committee considers all applicable legal and regulatory requirements that govern the composition of the Board of Trustees.

ACP Funds Trust

Other Information (unaudited)

Proxy Voting Information.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and the Funds' records of actual proxy votes cast during the most recent 12-month period ended June 30th are available on the SEC's website at www.sec.gov and may be obtained at no additional charge by calling collect 610-688-4180 or writing to ACP Funds Trust, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Availability of Quarterly Portfolio Schedules.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available, without charge and upon request, on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds' Form N-Q is also available from the Funds, without charge and upon request, by calling 610-688-4180 or writing to ACP Funds Trust, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Board Considerations in Approving the Management Agreement.

At its December 2008 meeting, the Board unanimously determined to renew the Investment Management Agreement between Ascendant Capital Partners LP and the Funds (the "Management Agreement") until December 2009. Although the Board had generally renewed the Management Agreement for a 12-month period, as permitted by the Investment Company Act, the Board determined at its March 2008 meeting to renew the Management Agreement for a six-month period and to review the Management Agreement again in December 2008. The Board made this determination for two (2) reasons. First, the Board determined that it would be more convenient for Board members to attend an in-person meeting (which is required to approve the Management Agreement) in December rather than March. Second, the Board wanted to evaluate progress made by the Funds and the Investment Manager in adopting recommendations made by the Funds' Chief Compliance Officer in the Compliance Report presented at the March 2008 Board meeting.

In reaching its determination to renew the Management Agreement for a subsequent 12-month period, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the Funds and their respective shareholders (including the investment performance of the Funds); (ii) the competitiveness of the management fee and total expenses of the Funds; (iii) the total costs of the services to be provided by and the profits to be realized by the Investment Manager and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of shareholders.

In determining whether to renew the Management Agreement for the Funds, the Board ultimately reached a determination that the renewal of the Management Agreement and the

ACP Funds Trust

Other Information (unaudited)

compensation to be received under the Management Agreement is consistent with the Investment Manager’s fiduciary duty under applicable law.

The Board reviewed the Investment Manager’s Form ADV, the Investment Manager’s personnel and their qualifications, additions to the Investment Manager’s personnel, services provided to the Funds and to other clients, and the Funds’ performance. The Board considered the Investment Manager’s investment philosophy and strategy. The Board noted that Funds’ performance was consistent with, and, in many respects, better than, competitive fund-of-funds products. The Board also considered the nature and extent of the Investment Manager’s supervision of third-party service providers and the Investment Manager’s compliance with the Funds’ compliance policies and procedures. In this regard, the Board reviewed the revised compliance manual and program prepared since the March 2008 meeting. Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the Funds will benefit each of the Fund's respective shareholders. The Board also considered the Investment Manager’s viability in light of its continued losses and significant market shocks. The Board determined that the Funds fared better than similarly situated funds during the 2008 market decline.

The Board considered each Fund’s proportionate share of the management fee and total expenses compared to competitive funds. In its review of each Fund's total expenses, the Board considered the management fee as well as other Fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. Based on its review, the Board concluded that each Fund's proportionate interest in the management fee was fair and reasonable in light of the services that each Fund receives and the other factors considered.

The Board considered the revenues earned and the expenses incurred by the Investment Manager in conducting the business of developing, marketing, distributing, managing, administering and servicing each Fund and its shareholders. The Board also considered the level of profits, noting that, at current asset levels, the Investment Manager did not profit from managing the Funds. The Board also reviewed any fall-out benefits related to managing the Funds. The Board also reviewed changes in the Investment Manager’s third-party marketing arrangements.

As the Investment Manager is not currently profitable, the Board noted that, at current asset levels, the Funds do not provide any economies of scale for the Investment Manager. Similarly, the Board did not believe that fee breakpoints were appropriate.

In order to develop fully the factual basis for consideration of the Management Agreement, the Board requested additional information on several topics, including overall fees, the Funds' marketing and distribution plans, and revenue sharing arrangements with third-parties. The Board also inquired about the remaining receivable due from the Investment Manager that arose from the expense cap agreement that existed in 2006 and 2007.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the management fee structure is fair and reasonable, and that the Management Agreement with the Funds should be renewed.

ACP Funds Trust

Other Information (unaudited)

Other Matters

The Investment Manager had agreed to reimburse certain expenses of the Funds (other than the management fee) to the extent those other expenses exceed 0.15% per annum of average net assets through April 30, 2007. For the year ending December 31, 2008, the Investment Manager has paid the Funds $15,000 of the outstanding receivable. As of December 31, 2008, the receivable from the Investment Manager for the Funds totaled $55,334. The Investment Manager has entered into an agreement with the Fund's Board that it intends to repay all outstanding expense reimbursement accruals in order that the balances will be zero by December 31, 2011 if not sooner. The receivable occurred principally as a result of a one time accrual required to settle the final payments due to the Funds' former administrator.

ACP Strategic Opportunities
          Fund II, LLC

Financial Statements for the Year
Ended December 31, 2008

2008 Overview	ACP Strategic Opportunities Fund II, LLC
Strategy Objective

The ACP Strategic Opportunities Fund II, LLC (“the Master Fund”) seeks capital appreciation through investments focused in long/short equity hedge funds. The main objective is to generate long-term absolute returns similar to those of stocks, but with significantly less volatility. In general, the Master Fund will maintain a net positive exposure to equity markets, though that exposure will vary based on tactical decisions and underlying manager objectives. The Master Fund seeks to generate returns that are not highly correlated with traditional stock investments, thereby providing investors with an opportunity for improved diversification of their overall portfolios.

Performance Review and Update

During the fourth quarter of 2008, the Strategic Opportunities Fund II decreased in value by -4.50 % net of fees. This compares to a loss in the S&P 500 of 21.95% and a loss in the Russell 2000 of 26.34% . For the full year of 2008, our strategy is down 9.60 % which compares favorably to losses in the S&P 500 and Russell 2000 of 37.00 % and 34.65% respectively. In addition the average U.S. diversified equity mutual fund declined by 37.5% during the year. Since inception, April 2, 2002, the cumulative return of the Master Fund is up 32.5% net of all fees compared to the S&P 500 Index return of -10.5% during the same period.

2008 was a historically bad year for the equity markets. It was the worst ever for the NASDAQ and the third worst for both the S&P 500 and the DJIA. From the start, the market was dominated by macro events making it difficult for our managers whose strategies are based on individual company fundamentals. Fortunately our risk controls were able to keep losses to a manageable level so we do not have to go far to get back into the black. A 10.64% gain recoups our 2008 loss while the S&P 500 has to rise by 59% to get back to even from their 2008 losses.

It was also a very tough year for the hedge fund industry---the worst year ever. The HFRI Fund Weighted Composite Index was down 18.36% and the HFRI Fund of Funds Composite Index lost 20.68% . Once again, while we think we performed very well in a relative sense, we never like to lose money for our investors.

During the fourth quarter of 2008 our hedge fund managers’ performance ranged from -20.12% to +7.00% . For the year the performance range was -28.20% to +11.18% . As the year progressed the extreme volatility and unfavorable environment caused our managers to lower their exposures. At year-end the gross exposure of our Fund was 80.56% while the net exposure was 11.54% . As an investor, we do not mind having our managers raise cash when they believe the risk/reward outlook for their strategy is cloudy. The main concern for each of our managers is to protect capital. Unlike most traditional long only equity managers, our portfolio of long/short equity managers have no mandate to stay fully invested.

During the fourth quarter of 2008, we put full redemption requests in for two of our underlying managers. One was due to style drift and the other was driven by operational concerns because of a significant drop in the manager’s assets under management. Both returned the majority of our investment in mid January. The remaining 10% will be sent in March after the funds’ annual audits are completed. Unlike many other hedge fund strategies, we have had no problem meeting investor redemption requests. This is another advantage of focusing solely on a liquid, transparent strategy such as long/short equity.

While we are never happy with a negative year of performance we are very proud of our long term record. Our goal has always been to deliver equity-like returns with a focus on preserving capital. Since our inception in 2002, we have managed to outperform the S&P 500 by over 6% per year while incurring only a 1/3 of the volatility, as measured by the standard deviation of the monthly returns. Put another way, $100 invested in an S&P 500 index fund on April 1, 2002 was worth about $89 on December 31, 2008. By comparison, $100 invested in the ACP Strategic Opportunities Fund II on the same date is now worth $132….a difference of 48% net of fees. Importantly, these returns have been earned in a very transparent manner using publicly traded, market priced equities.

Looking forward into 2009 we feel very good about the prospects for our Master Fund. Our managers are seeing many opportunities on both the long and short sides of the market. They expect a choppy bottoming period as the market learns to deal with the fallout from 2008’s severe credit crunch. Such an environment would not be unusual after big drops like we saw last year. A recent publication stated that from 1932 to 1940 there were five rallies that averaged 93% and from 1972 to 1982 there were six rallies that averaged 33%. Point to point in both of these periods, the overall market went nowhere but the volatility created numerous opportunities in individual securities. During a similar period, after the severe decline in 2002, we had our best year ever.

Industry Update

“I do not care to belong to a club that accepts people like me as members”
          -Groucho Marx

Exclusive. Secret. Proprietary. These are words that have often been used when describing hedge funds. Investors in funds using these adjectives are asked to forego normal transparency and be glad that they have been accepted into these selective clubs. Sadly, the recent Madoff scandal proves that marketing pitches like this work. Investors, some supposedly sophisticated, overlooked many basic, common sense due diligence requirements because they desperately wanted access to his supposedly “elite” firm. Somehow, Bernie had found a way to make money in both up and down markets and you were fortunate if he accepted you as a client. He did not like to talk about his strategies lest he reveal his secrets and they lose their effectiveness. We now know what the secret was.

As a marketing strategy, there is no doubt that exclusivity and secrecy sell. However, from an investment standpoint, there is little if any truth to this facade. I have been in the hedge fund business for over twenty years, twelve as a hedge fund manager and over eight as a fund of funds manager. I have looked at hundreds of hedge funds employing all sorts of different investment strategies. There is no one strategy or technique that always does well. If one does it is quickly mimicked and rapidly loses its effectiveness. The vast majority of managers I have seen are hard working professionals, employing basic strategies, who have their client’s best interest at heart. Those who succeed do so through a combination of hard work, good judgment, discipline and integrity. There are few secrets but it is hard to find managers who exhibit all four of these traits. It is our full time endeavor to source, evaluate and invest with individuals who exhibit all of these qualities.

The strategy we pursue (long/short equity) is the oldest and largest strategy in the hedge fund business. Because of its potential risk and return profile we believe it should be viewed as a core holding in an investor’s asset allocation. When used in conjunction with traditional investments it has the potential to lower volatility and create more wealth over time. Importantly, the strategy is implemented with traditional investments. It is transparent because it is executed through the use of common stocks which are priced by the market every day. There is little, if any, leverage involved. Lastly, performance can be verified by third parties such as administrators, prime brokers and auditors. The major difference with what our strategy employs versus a traditional long only manager is short selling. This should be understood before clients consider an investment into these types of strategies.

The events of the last year have had a dramatic and lasting effect on the hedge fund business. Many strategies will go away and there is no doubt that there will be increased regulation and oversight. Like Groucho, investors need be more discerning. Performance, size or reputation alone is not enough. Many firms possessing all three of these attributes were among the biggest losers last year. Understanding all of the risks and having reputable third-party oversight are essential no matter the size of the firm.

We do not expect to see a decline in the desire for non-correlated investment strategies. Diversification remains critical to lowering portfolio volatility and helping compound wealth over time. Traditional investments alone have proven themselves unable to meet this need. Investors will want solutions to meet this need but will look to simpler, basic, transparent strategies that they can understand. We feel that long/short equity can fulfill this role and, as a result, has a very bright future.

We hope this discussion has given you a better understanding of the strategy we pursue. If you have any questions or would like to discuss some of the thoughts in this letter, please contact us. We welcome your calls and want to continue to be as transparent as possible regarding how we manage your money. Thank you for this opportunity to be of service.

All the best,

Gary E. Shugrue
President and Chief Investment Officer
Ascendant Capital Partners, LP

Performance shown for the previously mentioned ACP Strategic Opportunities Fund II, LLC is net of all expenses charged to shareholders. Information regarding the strategy set forth herein, including discussions regarding performance and Ascendant’s investment strategies, are qualified by reference to the Private Placement Memorandum. The memorandum contains important information about fees and expenses, as well as risks associated with an investment in the Fund. Please read it carefully before you invest or send money. This Fund may not be suitable for all investors. Past performance is no guarantee of future results and investors may suffer losses, including loss of principal, in connection with an investment in the strategy.

The Fund is available only to investors who are “accredited investors” under Regulation D promulgated by the SEC under the Securities Act of 1933. Each investor must also have a net worth of $1.5 million or more, subject to certain exceptions. Each investor must have such knowledge and experience in financial and business matters so that such investor is capable of evaluating the merits and risks of this investment and must be able to bear the economic risks of this investment.

The indices illustrated herein are unmanaged indices. You cannot invest in an index. Index returns do not reflect the impact of any management fees, transaction costs or expenses. The index information seen here is for illustrative purposes only, and is not reflective of the performance of Ascendant Capital Partner funds.

The S&P 500 Index is an unmanaged index composed of U.S. Large Cap Stocks with a market capitalization of $3 billion or more.

The Russell 2000 Index is composed of U.S. Small Cap Stocks. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 2000 includes the smallest 2000 securities in the Russell 3000.

Risk Factors
  Hedge funds generally offer less liquidity than other investment securities, and are generally not subject to regulation under the U.S. federal securities laws.
  Hedge funds are often dependent for their success upon the efforts of one or a relatively few number of individuals.
  Hedge funds typically offer only periodic redemptions, and there is generally no secondary market for investors to access for liquidity purposes.
Funds that invest in hedge funds, such as those managed by Ascendant, present additional considerations for investors:
  These funds are dependent upon the ability of their advisers to select and hold individual hedge funds.
  Investors in these funds cannot readily sell or dispose of their interests in the secondary market, and may look only to the funds for periodic (and, possibly, limited) liquidity.
  The fund of funds structure adds additional fees and expenses, which can materially impact an investor’s returns.

ACP Strategic Opportunities Fund II, LLC

For the Year Ended
December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and Board of Directors of
ACP Strategic Opportunities Fund II, LLC

We have audited the accompanying statement of assets, liabilities and members’ capital of ACP Strategic Opportunities Fund II, LLC (the “Master Fund”), including the schedule of investments, as of December 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the Underlying Funds and custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACP Strategic Opportunities Fund II, LLC as of December 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, the financial statements include investments in Underlying Funds, valued at $32,764,104 (82.47% of total assets) as of December 31, 2008, whose fair values have been estimated by management in the absence of readily determinable fair values. Management's estimates are based on information provided by the managers of the Underlying Funds.

/S/ DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
February 27, 2009

ACP Strategic Opportunities Fund II, LLC

Schedule of Investments - December 31, 2008

Investments	Percentage of Member's Capital	Fair Value
Underlying Funds
Long/Short Equity ^#

Consumer
Tiedemann/Falconer Partners, L.P. (cost $2,000,000)	7.7%	$2,727,455
Zeke, L.P. (cost $1,090,000)	3.5%	1,249,884
	11.2%	3,977,339
Financial Services
Castine Partners, L.P. (cost $3,000,000)	11.2%	3,998,886

Large Cap Value
Aristos Capital, L.P. (cost $1,500,000)	4.1%	1,451,573
Healy Circle Partners, L.P. (cost $1,808,000)	5.4%	1,940,251
	9.5%	3,391,824
Mid Cap Growth
JetStream Global Institutional Fund, L.P. (cost $1,500,000)	6.3%	2,261,471

Natural Resources
Hard Assets Partners, L.P. (cost $2,000,000)	6.8%	2,423,393
Harpswell Capital Partners, L.P. (cost $1,000,000)	2.9%	1,046,329
	9.7%	3,469,722
Small Cap Growth
Akahi Fund, L.P. (cost $3,000,000)	9.2%	3,271,136
Bluefin Investors, L.P. (cost $2,500,000)	8.1%	2,885,223
	17.3%	6,156,359
Small Cap Value
Rivanna Partners, L.P. (cost $2,500,000)	7.9%	2,805,798
Technology
Brightfield Partners, L.P. (cost $2,190,000)	5.4%	1,917,607
Connective Capital I, L.P. (cost $2,250,000)	7.7%	2,726,772
STG Capital Partners (QP), L.P. (cost $2,000,000)	5.8%	2,058,326
	18.9%	6,702,705

Total Long/Short Equity (cost $28,338,000)	92.0%	32,764,104

Money Market:
Federated Treasury Obligations Fund (cost $3,258,241)	9.1%	3,258,241
Total Money Market (cost $3,258,241)	9.1%	3,258,241

Total Investments in Underlying Funds (cost $31,596,241)*	101.1%	$36,022,345
Other Assets and Liabilities	-1.1%	(400,674)
Members' Capital	100.0%	$35,621,671

# - Non-income producing securities

^ - Securities in private placement transactions and as such are restricted as to resale. Total cost and fair value of restricted securities as of December 31, 2008 was $28,338,000 and $32,764,104 respectively.

* - Cost for Federal income tax purposes approximates the amount for financial statement purposes. Net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$4,746,924
Gross Unrealized Depreciation	(320,820)
Net Unrealized Appreciation	$4,426,104

All assets other than cash investments, which represent 9.1% of the portfolio, should be considered illiquid investments. In this regard, all Underlying Funds should be considered illiquid investments. These investments represent 92.0% of the Master Fund. The liquidity provisions of each Underlying Fund are described in the notes to the Financial Statements

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Assets, Liabilities and Members' Capital
December 31, 2008

Assets:
Investments in underlying funds, at fair value (cost, $31,596,241)	$36,022,345
Receivables:
Redemption from underlying fund	3,639,923
Receivable from Investment Manager	55,334
Due from affiliates	2,000
Dividends	606
Other assets	10,397

Total assets	39,730,605

Liabilities:
Withdrawals payable	3,952,047
Contributions received in advance	75,000
Accrued expenses:
Professional fees	72,513
Accounting and administration fees	4,930
Directors' and officer's fees	2,750
Other accrued expenses	887
Custody fees	807

Total liabilities	4,108,934

Members' capital	$35,621,671

Members' capital
Represented by:
Capital contributions (net)	$31,784,935
Accumulated net investment loss	(2,340,149)
Accumulated net realized gain on investments	1,750,781
Net unrealized appreciation on investments	4,426,104

Members' capital	$35,621,671

Units Outstanding (100,000,000 units authorized)	2,684,232

Net Asset Value per Unit (offering and redemption price per unit)	$13.27

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Operations
Year ended December 31, 2008

Investment Income
Dividends	$37,597
Other	6
Total investment income	37,603

Expenses
Investment management fee	532,633
Professional fees	236,536
Accounting and administration fees	61,826
Board of Directors' and officer's fees	60,750
Insurance expense	18,500
Custody fees	5,393
Other expenses	23,347
Total expenses	938,985

Net investment loss	(901,382)

Realized and unrealized gain (loss) from investments
Net realized gain from investments in underlying funds	12,509
Net decrease in unrealized appreciation on investments in underlying funds	(3,136,544)
Net realized and unrealized gain (loss) from investments	(3,124,035)

Net decrease in members' capital resulting from operations	$(4,025,417)

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Changes in Members' Capital

	For the Year Ended	For the Year Ended
	December 31, 2008	December 31, 2007
Members' capital - beginning of year	$37,450,115	$27,129,830
Capital contributions	10,192,342	9,053,753
Capital withdrawals	(7,995,369)	(2,575,530)
Net investment loss	(901,382)	(593,356)
Net realized gain from investments in underlying funds	12,509	975,721
Net decrease in unrealized appreciation on investments in
underlying funds	(3,136,544)	3,459,697
Members' capital - end of year	$35,621,671	$37,450,115

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Cash Flows
Year ended December 31, 2008

Cash flows from operating activities:
Net decrease in members' capital resulting from operations	$(4,025,417)
Adjustments to reconcile net decrease in partners' capital resulting from operations to net cash used in operating activities:
Net realized gain from investments in underlying funds	(12,509)
Net change in unrealized appreciation on investments in underlying funds	3,136,544
Cost of investments in underlying funds purchased	(8,500,000)
Proceeds from redemptions of investments in underlying funds	6,962,509
Net purchase of money market fund	(1,370,183)
Increase in receivable for redemption of underlying funds	(1,025,936)
Decrease in receivable from Investment Manager	15,000
Decrease in dividends and interest receivable	2,950
Decrease in other assets	720
Increase in accrued professional fees payable	12,013
Increase in accounting and administration fees payable	242
Decrease in custody fees payable	(1,777)
Increase in directors' and officer's fees payable	2,750
Increase in other accrued expenses	887

Net cash used in operating activities	(4,802,207)

Cash flows from financing activities:
Capital contributions received (net of contributions received in advance)	9,017,342
Capital withdrawals paid (net of change in withdrawals payable)	(4,464,314)

Net cash provided by financing activities	4,553,028

Net decrease in cash	(249,179)
Cash at beginning of year	249,179
Cash at end of year	$-

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Financial Highlights

	For the Year Ended December 31,
	2008		2007		2006		2005		2004
NET ASSET VALUE, Beginning of Year	$14.68		$13.07		$12.10		$11.39		$10.64

INVESTMENT OPERATIONS
Net investment loss	(0.31	) (a)	(0.25	) (a)	(0.16	) (a)	(0.15	) (a)	(0.17	) (a)
Net realized and unrealized gain (loss)
from investments in Underlying Funds	(1.10)		1.86		1.13		0.86		0.92
Total from investment operations	(1.41)		1.61		0.97		0.71		0.75

NET ASSET VALUE, End of Year	$13.27		$14.68		$13.07		$12.10		$11.39

TOTAL RETURN	(9.60)%		12.32%		8.02%		6.23%		7.05%

RATIOS / SUPPLEMENTAL DATA
Members' Capital at end of year (000's omitted)	$35,622		$37,450		$27,130		$17,804		$13,577

Ratios to Average Net Assets:
Net investment loss	(2.19)%		(1.83)%		(1.26)%		(1.29)%		(1.57)%
Expenses, net of reimbursements/waiver of fees	2.29%		2.17%		1.67%		1.42%		1.60%
Expenses, excluding reimbursements/waiver of fees	2.29%		2.38%		2.98%		3.17%		3.27%

PORTFOLIO TURNOVER RATE	19%		12%		11%		35%		15%

(a) Calculated using average shares outstanding during the year.

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

1. Organization and Investment Objective

ACP Strategic Opportunities Fund II, LLC (the “Master Fund”) is a Delaware limited liability company that is a non-diversified, closed-end management investment company with a continuous offering period, registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Its units of beneficial interest (“Units”) are not registered under the Securities Act of 1933, as amended. The Master Fund’s investment objective is to achieve an absolute return in excess of the long-term return of the U.S. equity market. It attempts to achieve this objective through the allocation of its assets among a select group of non-registered investment funds (the “Underlying Funds”). The Investment Manager (as defined below) invests the Master Fund’s assets in Underlying Funds whose investment style is primarily opportunistic and that are believed to be able to generate above average returns while maintaining strict risk controls in order to keep losses to a minimum.

Ascendant Capital Partners, LP, a Delaware limited partnership, serves as the investment manager (“Investment Manager”) to the Master Fund. The Master Fund has entered into an investment management agreement with the Investment Manager (“Investment Management Agreement”), pursuant to which the Investment Manager is responsible for formulating a continuing investment program for the Master Fund. The Investment Manager is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisors Act of 1940, as amended. Responsibility for the overall management and supervision of the operations of the Master Fund is vested in the individuals who serve as the Board of Directors of the Master Fund (the “Board”).

2. Significant Accounting Policies

Basis of Presentation

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

Investment Valuation – Investments in Underlying Funds

The Master Fund values interests in the Underlying Funds at fair value, which ordinarily is the value determined by their respective investment managers, in accordance with procedures established by the Board. Investments in Underlying Funds are subject to the terms of the Underlying Funds’ offering documents. Valuations of the Underlying Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Underlying Funds’ managers as required by the Underlying Funds’ offering documents. If the Investment Manager determines that the most recent value reported by the Underlying Fund does not represent fair value or if the Underlying Fund fails to report a value to the Master Fund, a fair value determination is made under procedures established by and under the general supervision of the Board. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material. There were no instances of this occurring at anytime throughout the year ended December 31, 2008. Prospective investors should be aware that situations involving

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

Investment Valuation – Investments in Underlying Funds

uncertainties as to the value of portfolio positions could have an adverse effect on the Master Fund’s net assets if the judgments of the Board, the Investment Manager or investment advisor to the Underlying Fund should prove incorrect. Investment advisors to the Underlying Funds only provide determinations of the net asset values of Underlying Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Master Fund more frequently. The interests in the Underlying Funds in which the Master Fund invests or plans to invest are generally illiquid. The Master Fund may not be able to dispose of Underlying Fund interests that it has purchased. These investments represent 92.0% of the net assets of the Master Fund.

The Master Fund also invests excess cash in the Federated Treasury Obligations Fund, an open-end money market fund which is valued at fair value based upon the net assets of the fund.

The Master Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Master Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

  Level 1 – Quoted prices in active markets for identical investments
  Level 2 – Other significant observable inputs (including, but not limited to quoted prices for similar investments, interest rates, prepayment speeds, or credit risk).
  Level 3 – Significant unobservable inputs (including the Master Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

Investment Valuation – Investments in Underlying Funds

The following is a summary of the inputs used as of December 31, 2008 in valuing the Master Fund’s investments carried at value:

Investments
in
Valuation Inputs	Securities
Level 1 – Quoted Prices	$3,258,241
Level 2 – Other Significant Observable Inputs	-
Level 3 – Significant Unobservable Inputs	32,764,104

Total	$36,022,345

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in Securities
Balance as of 12/31/2007	$34,350,648
Change in Unrealized Appreciation **	(3,136,544)
Realized gains **	12,509
Net Purchases / (Sales)	1,537,491
Transfers In / (Out) of Level 3	-

Balance as of 12/31/2008	$32,764,104

** Included in the realized and unrealized gain (loss) from investments section in the statement of operations.

The amount of the total gains or losses for the year ended December 31, 2008 that are attributable to the change in unrealized gains or losses relating to the investments in Level 3 assets still held as of December 31, 2008 is $4,426,104 which is reflected as a component of net decrease in unrealized appreciation on investments in Underlying Funds

Net Asset Valuation

The Master Fund’s Administrator, Pinnacle Fund Administration LLC (“Pinnacle” or “Administrator”) will calculate the net asset value per Unit in U.S. dollars as determined as of the close of business of the New York Stock Exchange, (generally 4:00 p.m. Eastern Standard Time) on the last business day of each Allocation Period (as defined in Note 3), unless the calculation of the net asset value has been suspended. The net asset value for the Master Fund is comprised of the net asset value of the Underlying Funds in which the Master Fund invests, less the expenses and liabilities.

Investment Transactions and related Investment Income

Investment transactions are accounted for on a trade-date basis. Realized gains and losses on investment transactions are recorded on an identified-cost basis. Interest is recognized on the accrual basis. Dividends are recognized on the ex-dividend date.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

Master Fund Level Expenses

The Investment Manager had agreed to reimburse certain expenses (other than the Management Fee) to the extent those other expenses exceed 0.15% per annum of average net assets through April 30, 2007. During the year ended December 31, 2008, the Investment Manager paid the Master Fund $15,000 of the outstanding receivable. As of December 31, 2008, the receivable from the Investment Manager for the Master Fund totaled $55,334. The Investment Manager has entered into an agreement with the Master Fund’s Board to repay all outstanding expense reimbursement accruals in order that the balances will be zero by December 31, 2011 if not sooner. The receivable occurred principally as a result of a one time accrual required to settle the final payments due to the Master Fund's former administrator.

Income Taxes

The Master Fund is treated as a partnership for Federal income tax purposes and therefore is not subject to Federal income tax. For income tax purposes, each person who has purchased interests in the Master Fund (each a “Member”, together the “Members”) will be treated as a partner of the Master Fund and, as such, will be taxed upon its distributive share of each item of the Master Fund’s income, gain, loss, deductions and credits for each taxable year of the Master Fund ending with or within each Member’s taxable year.

Effective June 29, 2007, the Master Fund implemented FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes”. This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

The Master Fund files U.S. federal and New York, Pennsylvania, Georgia, and New Jersey state tax returns. No income tax returns are currently under examination. The Master Fund’s U.S. federal tax and state returns remain open for examination for the years ended December 31, 2005 through December 31, 2007.

Cash

The Master Fund maintains a demand deposit account at UMB Bank, N.A. for the purpose of managing contribution and withdrawal cash flows and for paying expenses. Such cash, at times, may exceed federally insured limits. The Master Fund has not experienced any such losses nor does it believe it is exposed to any significant credit risk. At December 31, 2008, the Master Fund did not hold any cash in this account.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Master Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.

3. Allocation of Members’ Capital Account

The Master Fund maintains a separate capital account for each Member that has an opening balance equal to the sum of the net asset value of the total number of Units owned by such Member. Net profits or net losses of the Master Fund for each Allocation Period (as defined below) will be allocated among and credited to or debited against the capital accounts of the Members. Allocation Periods begin on the day after the last day of the preceding Allocation Period and end at the close of business on (1) the last day of each month, (2) the last day of each taxable year, (3) the day preceding each day on which Units are purchased, (4) the day on which Units are repurchased, or (5) the day on which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.

4. Management Fee, Related Party Transactions and Other

Pursuant to the Investment Management Agreement, the Investment Manager will be entitled to receive an annual management fee (the “Management Fee”). The base Management Fee is currently equal to 1.50% of the Master Fund’s net assets and is subject to a performance adjustment based on the Master Fund’s rolling twelve-month return. If a performance adjustment occurs, the Management Fee will be reduced to 1.00% per annum. For the year ended December 31, 2008, the Master Fund paid the Investment Manager fees totaling $532,633 as disclosed on the statement of operations, of which no amount was payable to the Investment Manager at December 31, 2008.

Each member of the Board, who is not an “interested person” of the Master Fund, as defined by the Investment Company Act, receives a $2,500 fee for each meeting attended in person and a $500 fee for each meeting attended by telephone. All directors are reimbursed by the Master Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties. In addition, the Master Fund’s Chief Compliance Officer received $30,000 for services rendered in 2008 as disclosed on the statement of operations as Board of Directors and officer’s fees.

5. Investment Transactions

Total purchases of Underlying Master Funds for the year ended December 31, 2008, amounted to $8,500,000. Total proceeds from redemptions of Underlying Funds for the year ended December 31, 2008, amounted to $6,962,509. The cost of investments in Underlying Funds for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from the Underlying Funds. The Master Fund has not received information from the Underlying Funds as to the amounts of taxable income allocated to the Master Fund as of December 31, 2008.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

6. Risk Factors

An investment in the Master Fund involves significant risks that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund intends to invest substantially all of its available capital in securities of unregistered investment companies. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Master Fund may not be able to resell some of its securities holdings for extended periods, which may be several years. No guarantee or representation is made that the investment objective will be met.

7. Underlying Funds

The following is a summary of the investment objectives and liquidity provisions of the Underlying Funds.

Akahi Fund L.P. seeks to achieve superior risk adjusted returns by employing a fundamental, small cap, long/short equity strategy. This Underlying Fund maintains a low net exposure, usually +/- 5%, although they may go to +/- 20%. This Underlying Fund overlays its stock selection with rigorous risk controls to assure that they remain within their stated exposure levels. With at least 30 days written notice a limited partner may withdraw all or a part of their capital account balance as of the last day of any fiscal quarter that occurs on or after the day preceding the first anniversary of such limited partner’s admission to the partnership.

Aristos Capital, LP invests in small and mid cap US equities generally with a market capitalization range of $200 million to $15 billion on both the long and short side of the market, based upon primary fundamental research, which includes detailed company analysis coupled with economic analysis. The fund has a one year lock-up and allows for redemptions with 60 days notice.

Bluefin Investors, LP seeks to achieve high risk adjusted returns through investing in small and mid-cap equities that have been overlooked by the investment community. This Underlying Fund manages long and short exposure to preserve capital during periods of market stress. The fund has no lock-up but has a 3% redemption fee for withdrawals made in the first year. The fund allows for quarterly redemptions with 35 days notice.

Brightfield Partners, LP seeks to achieve superior long-term rates of return primarily through investments in publicly traded U.S. equities in the technology sector. This Underlying Fund allows for quarterly redemptions upon 30 days prior notice, after one year has elapsed since initial investment.

Castine Partners, LP seeks to achieve long-term capital appreciation through investment primarily in publicly traded equity securities of United States financial institutions. This Underlying Fund allows for withdrawals on June 30 and December 31 upon 45 days prior notice, after one year has elapsed since initial investment.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

7. Underlying Funds (continued)

Connective Capital I LP focuses its investments in publicly traded equities in the technology and communications sectors. This Underlying Fund allows for quarterly redemptions with 45 days notice after one year has elapsed since the initial investment.

Federated Treasury Obligations Fund is a U.S. open-end money market fund. This Underlying Fund’s objective is to provide current income consistent with the stability of principle. This Underlying Fund invests primarily in a portfolio of short-term U.S. Treasury securities which include repurchase agreements collateralized fully by U.S. Treasury securities and has daily liquidity.

Hard Assets Partners, LP seeks capital appreciation primarily through investments in securities of companies that are directly or indirectly engaged in exploration, development, production, and servicing of natural resources. This Underlying Fund allows for monthly redemptions upon 30 days prior notice, after six months have elapsed since initial investment.

Harpswell Capital Partners, LP is a market neutral equity fund that invests primarily in the energy and utility sectors. This Underlying Fund seeks to provide attractive risk-adjusted returns while actively managing exposure to commodities as well as other risk factors. Harpswell utilizes fundamental analysis and places great emphasis on capital preservation. This Underlying Fund allows for quarterly redemptions with 30 days notice after one year has elapsed since the initial investment.

Healy Circle Partners, LP seeks to preserve capital while generating consistent absolute returns by holding equity positions in multiple industry sectors and with varying market capitalizations. This Underlying Fund allows for semi-annual redemptions upon 45 days prior notice, after one year has elapsed since initial investment.

JetStream Global Institutional Fund, LP seeks to achieve growth of capital through investments in common stocks. This Underlying Fund allows for quarterly redemptions upon 30 days prior notice, after one year has elapsed since initial investment.

Rivanna Partners, LP is a "bottom-up" long/short U.S. equities fund. This Underlying Fund focuses on a broad range of industries including technology, industrial products, consumer products and services, energy and natural resources. This Underlying Fund allows for quarterly redemptions with 45 days notice after one year has elapsed since the initial investment.

STG Capital Partners (QP), LP seeks to maximize returns while preserving capital primarily by investing in U.S. equities with a focus on the technology sector. This Underlying Fund generally maintains a low net exposure to the overall market. This Underlying Fund has a one year lock-up on new investments and quarterly redemptions with 30 days notice.

Tiedemann/Falconer Partners, LP seeks to maximize absolute returns through investing both long and short in U.S. common equities, option contracts tied to such equities, exchange traded funds and American Depository Receipts. This Underlying Fund allows for quarterly redemptions upon 45 days prior notice.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

7. Underlying Funds (continued)

Zeke, LP seeks to maximize long-term capital appreciation and total returns by investing in small and mid-cap U.S. companies that it believes have significant growth characteristics. This Underlying Fund allows for redemptions quarterly upon 45 days notice, after one year has elapsed since initial investment.

8. Redemptions and Repurchase of Units and Distributions

With very limited exceptions, as outlined in the Private Placement Memorandum, units are not transferable. No Member or other person holding a Unit will have the right to require the Master Fund to redeem that Unit or portion thereof. There is no public market for the Units, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of the repurchase of Units by the Master Fund.

The Board may, from time to time and in their sole discretion, cause the Master Fund to repurchase Units from Members pursuant to written tenders by Members at such times and on such terms and conditions as established by the Board. In determining whether the Master Fund should offer to repurchase Units, the Board will consider the recommendation of the Investment Manager. The Investment Manager expects that it will generally recommend to the Board that the Master Fund offer to repurchase Units from Members four times each year, effective March 31, June 30, September 30 and December 31, although the Board may determine to authorize fewer repurchase offers.

The Master Fund does not intend to distribute to the Members any of the Master Fund’s income, but intends to reinvest substantially all income and gains allocable to the Members. A Member may therefore be allocated income and gains taxable for Federal, state and local income tax purposes and not receive any cash distribution.

9. Capital Stock Transactions

Transactions in Units are as follows:

	For the	For the
	Year ended	Year ended
	December 31, 2008	December 31, 2007

Number of Units issued	708,169	657,897
Number of Units redeemed	(574,409)	(183,705)
Net increase in Units outstanding	133,759	474,192
Units outstanding, beginning of the year	2,550,473	2,076,281
Units outstanding, end of period	2,684,232	2,550,473

On December 31, 2008, four members held approximately 84% of the outstanding Units of the Master Fund. Some of the members are comprised of affiliated feeder funds, which are themselves owned by several shareholders.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

10. Guarantees

In the normal course of business, the Master Fund enters into contracts that provide general indemnifications. The Master Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Master Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

11. Subsequent Events

For the period from January 1, 2009 through February 15, 2009, the Members contributed $1,175,000 to the Master Fund, of which $75,000 was received prior to December 31, 2008.

ACP Strategic Opportunities Fund II, LLC

Board of Directors (unaudited)

The identity of the members of the Board (each, a “Director”) and brief biographical information is set forth below. The Statement of Additional Information includes additional information about the Directors and is available upon request.

Independent Directors

Name, Age and	Position(s)	Term of Office	Principal	Number of	Other
Address	Held with	and Length of	Occupation(s)	Portfolios in	Directorships
	Fund	Time Served		Fund Complex	held by
				Overseen by	Director or
				Director	Nominee
John Connors	Director	Term:	Portfolio Manager,	ACP Funds	None.
Age: 66		Indefinite	Guyasuta Investment	Trust (2 series);
100 Matsonford		Length: Since	Advisors (Since	ACP Strategic
Road		2002	12/2000); previously,	Opportunities
Building 5, suite			Portfolio Manager,	Fund II, LLC.
520			Delaware Investments.
Radnor, PA			N/A (1977-2000);
19087			portfolio manager
Mellon Bank (1967-
1977); Financial Analyst
IBM (10/65-6/67)
Robert Andres	Director	Term:	Senior Vice-President,	ACP Funds	None.
Age: 70		Indefinite	Chief Investment	Trust (2 series);
Andres Capital		Length: Since	Strategist,	ACP Strategic
Management		2004	Envestnet/PMC	Opportunities
11 Twin Creek			(present)	Fund II, LLC.
Lane			President, Andres
Berwyn, PA			Capital Management
19312			(2007-2008); previously,
Haverford Trust (2005-
2007); Martindale
Andres & Co. (1989-
1994); President, Merrill
Lynch Mortgage
Capital (1970-
1987);National Sales
Manager, Municipal
Securities, Kidder
Peabody (1968-1970);
Herbert J. Sims & Co.
(1962-1964)Municipal
Bond Division., J.P.
Morgan (1957-1962).

ACP Strategic Opportunities Fund II, LLC

Board of Directors (unaudited)

James Brinton	Director	Term:	President, Robert J.	ACP Funds	Quaker
Age: 54		Indefinite	McAllister Agency, Inc.	Trust (2 series);	Investment
123 West		Length: Since	(Independent Insurance	ACP Strategic	Trust (8
Lancaster Ave.		2007	Broker)	Opportunities	series).
Wayne, PA			(since 1979)	Fund II, LLC.
19087

Interested Director(s)

Name, Age and	Position(s)	Term of Office	Principal	Number of	Other
Address	Held with	and Length of	Occupation(s)	Portfolios in	Directorships
	Fund	Time Served		Fund Complex	held by
				Overseen by	Director or
				Director	Nominee
Mr. Gary	President,	Term:	President & Chief	ACP Funds Trust	BHR Fund
Shugrue	Chief	Indefinite	Investment Officer of	(2 series);ACP	Advisors;
Age: 54	Investment	Length: Since	Ascendant Capital	Strategic	Quaker
150 N. Radnor	Officer and	2007 (Director)	Partners, LP. (since	Opportunities	Investment
Chester Rd.,	Trustee	Since 2001	2001); previously,	Fund II, LLC).	Trust (8
Suite C-220,		(President and	General Partner of		series)
Radnor, PA		CIO)	Argos Advisors (1988-
19087			2000

Audit Committee

Messrs. Brinton, Connors and Andres are members of the Audit Committee of the Board. Although the Board has not designated an Audit Committee Financial Expert, each member of the Audit Committee has significant financial industry expertise. Messrs. Connors and Andres each have more than 40 years experience in the investment and securities industries. Mr. Brinton has served other investment company boards and has worked in the insurance industry for more than 25 years. All three members of the Audit Committee are disinterested persons as defined by the Investment Company Act. The Audit Committee does not believe that adding a specific Financial Expert would materially increase the Committee’s judgment or effectiveness.

Nominating Committee.

The Nominating Committee was formed in September 2007 and is composed of Messrs. Connors, Andres and Brinton. The principal responsibilities of the Nominating Committee are the consideration, recommendation and nomination of candidates to fill vacancies on the Fund’s Board, if any. The Nominating Committee does not consider nominees recommended by Members. The Nominating Committee meets periodically, as necessary. Prior to the formation of the Nominating Committee in September 2007, the full Board acted as the Nominating Committee. To date, the Board, acting as the Nominating Committee, has not met in 2008.

ACP Strategic Opportunities Fund II, LLC

Board of Directors (unaudited)

It is the nominating committee’s policy to identify potential nominees based on suggestions from the President of the Fund and other members of the Board of Directors and to evaluate such persons as a committee. In addition, from time to time, the Nominating Committee may determine that it requires a Director with a particular expertise or qualification and will actively recruit such a candidate.

The nominating committee reviews and evaluate each candidate’s background, experience and other qualifications as well as the overall composition of the Board of Directors, and recommends to the Board for its approval the slate of Directors to be nominated for election at any annual or special meeting of the Fund’s Members at which Directors are to be elected.

The Nominating Committee considers all applicable legal and regulatory requirements that govern the composition of the Board of Directors.

ACP Strategic Opportunities Fund II, LLC

Fund Management (unaudited)

Set forth below is the name, age, position with the Fund, length of term of office, and the principal occupation for the last five years of each of the persons currently serving as Executive Officers of the Fund. Unless otherwise noted, the business address of each officer is 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Name, Age	Position(s) Held	Term of	Principal	Number of	Other
and Address	with Fund	Office	Occupation(s)	Portfolios in	Directorships
		and	During Past 5	Fund	held by
		Length	Years	Complex	Director or
		of Time		Overseen by	Nominee
		Served		Director
Gary	President, Chief	Term:	President &	ACP Funds	BHR Fund
Shugrue	Investment	Indefinite	Chief Investment	Trust (2	Advisors;
Age: 54	Officer (CIO) and	Length:	Officer of	series);ACP	Quaker
	Director	Since	Ascendant	Strategic	Investment Trust
		2007	Capital Partners,	Opportunities	(8 series)
		(Director)	LP. (since	Fund II, LLC).
		Since	2001);
		2001	previously,
		(President	General Partner
		and	of Argos
		CIO)	Advisors (1988-
2000).

Stephanie	Chief Operating	Term:	Director, Client	n/a	n/a
Strid Davis	Officer; Director,	Indefinite	Service and
Age: 38	Client Service	Length:	Fund
	and Fund	Since	Operations of
	Administration;	2001	ACP
	Chief		Investments,
	Compliance		LP; previously
	Officer		Institutional
Equity Sales,
Credit Suisse
First Boston

ACP Strategic Opportunities Fund II, LLC

Other Information (unaudited)

Proxy Voting Information

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities and the Master Fund’s record of actual proxy votes cast during the most recent 12-month period ended June 30th is available on the SEC’s website at www.sec.gov and may be obtained at no additional charge by calling collect 610-688-4180 or writing to ACP Strategic Opportunities Fund II, LLC, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Availability of Quarterly Portfolio Schedules

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Master Fund’s Form N-Q is also available from the Master Fund, without charge and upon request, by calling collect 610-688-4180 or writing to ACP Strategic Opportunities Fund II, LLC, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Board Considerations in Approving the Management Agreement

At its December 2008 meeting, the Board unanimously determined to renew the Investment Management Agreement between Ascendant Capital Partners LP and the Master Fund (the "Management Agreement") until December 2009. Although the Board had generally renewed the Management Agreement for a 12-month period, as permitted by the Investment Company Act, the Board determined at its March 2008 meeting to renew the Management Agreement for a six-month period and to review the Management Agreement again in December 2008. The Board made this determination for two (2) reasons. First, the Board determined that it would be more convenient for Board members to attend an in-person meeting (which is required to approve the Management Agreement) in December rather than March. Second, the Board wanted to evaluate progress made by the Master Fund and the Investment Manager in adopting recommendations made by the Master Fund’s Chief Compliance Officer in the Compliance Report presented at the March 2008 Board meeting.

In reaching its determination to renew the Management Agreement for a subsequent 12-month period, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the Master Fund and its members (including the investment performance of the Master Fund); (ii) the competitiveness of the management fee and total expenses of the Master Fund; (iii) the total costs of the services to be provided by and the profits to be realized by the Investment Manager and its affiliates from the relationship with the Master Fund; (iv) the extent to which economies of scale would be realized as the Master Fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of members.

ACP Strategic Opportunities Fund II, LLC

Other Information (unaudited)

In determining whether to renew the Management Agreement for the Master Fund, the Board ultimately reached a determination that the renewal of the Management Agreement and the compensation to be received under the Management Agreement is consistent with the Investment Manager’s fiduciary duty under applicable law.

The Board reviewed the Investment Manager’s Form ADV, the Investment Manager’s personnel and their qualifications, additions to the Investment Manager’s personnel, services provided to the Master Fund and to other clients, and the Master Fund's performance. The Board considered the Investment Manager’s investment philosophy and strategy. The Board noted that Master Fund's performance was consistent with, and, in many respects, better than, competitive fund-of-funds products. The Board also considered the nature and extent of the Investment Manager’s supervision of third-party service providers and the Investment Manager’s compliance with the Master Fund's compliance policies and procedures. In this regard, the Board reviewed the revised compliance manual and program prepared since the March 2008 meeting. Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the Master Fund will benefit the Master Fund's members. The Board also considered the Investment Manager’s viability in light of its continued losses and significant market shocks. The Board determined that the Master Fund fared better than similarly situated funds during the 2008 market decline.

The Board considered the management fee charged to the Master Fund and total expenses compared to competitive funds. In its review of the Master Fund's total expenses, the Board considered the management fee as well as other Master Fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. Based on its review, the Board concluded that the management fee charged to the Master Fund was fair and reasonable in light of the services that the Master Fund receives and the other factors considered.

The Board considered the revenues earned and the expenses incurred by the Investment Manager in conducting the business of developing, marketing, distributing, managing, administering and servicing the Master Fund and its members. The Board also considered the level of profits, noting that, at current asset levels, the Investment Manager did not profit from managing the Master Fund. The Board also reviewed any fall-out benefits related to managing the Master Fund. The Board also reviewed changes in the Investment Manager’s third-party marketing arrangements.

As the Investment Manager is not currently profitable, the Board noted that, at current asset levels, the Master Fund does not provide any economies of scale for the Investment Manager. Similarly, the Board did not believe that fee breakpoints were appropriate.

In order to develop fully the factual basis for consideration of the Management Agreement, the Board requested additional information on several topics, including overall fees, the Master Fund’s marketing and distribution plans, and revenue sharing arrangements with third-parties. The Board also inquired about the remaining receivable due from the Investment Manager that arose from the expense cap agreement that existed in 2006 and 2007.

ACP Strategic Opportunities Fund II, LLC

Other Information (unaudited)

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the management fee structure is fair and reasonable, and that the Management Agreement with the Master Fund should be renewed.

Other Matters

The Investment Manager had agreed to reimburse certain expenses of the Master Fund (other than the management fee) to the extent those other expenses exceed 0.15% per annum of average net assets through April 30, 2007. For the year ending December 31, 2008, the Investment Manager has paid the Master Fund $15,000 of the outstanding receivable. As of December 31, 2008, the receivable from the Investment Manager for the Master Fund totaled $55,334. The Investment Manager has entered into an agreement with the Master Fund's Board that it intends to repay all outstanding expense reimbursement accruals in order that the balances will be zero by December 31, 2011 if not sooner. The receivable occurred principally as a result of a one time accrual required to settle the final payments due to the Master Fund's former administrator.

ACP Funds Trust

Item 2. Code of Ethics.

(a)         The registrant, as of the end of the period covered by this report, has adopted a code of ethics (“Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)         The registrant, during the period covered by the report, has not granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

(d)         Not applicable

(e)(3)    The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request should be by calling collect 610-688-4180 or writing to ACP Funds Trust, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Board of Trustees (the “Board”)  of the registrant has determined that the Board's audit committee does not have an "audit committee financial expert," as the Securities and Exchange Commission has defined that term.  After carefully considering all of the factors involved in the definition of "audit committee financial expert,” the Board determined that none of the members of the audit committee met all five qualifications in the definition, although some members of the audit committee met some of the qualifications.  The Board also determined that while the audit committee members have general financial expertise, given the size and activities of the registrant and in light of the nature of the accounting and valuation issues presented over the past several years, it did not appear that the audit committee members lacked any necessary skill to serve on the audit committee.

ACP Funds Trust

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $35,500 for 2007 and $36,000 for 2008.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2007 and $0 for 2008.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2007 and $0 for 2008.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2007 and $0 for 2008.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee pre-approves all audit and permitted non-audit services the independent auditor provides to the registrant, and all services that the independent auditor provides to the registrant’s investment adviser(s) and advisory affiliates (whether or not directly related to the registrant’s operations and financial reporting); except that (a) services provided to a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser, and (b) de minimis non-audit services, shall not require pre-approval. A non-audit service is de minimis if: (a) the total amount of the non-audit service is not more than 5% percent of the total amount of revenues paid to the auditor by the registrant, its investment adviser, and advisory affiliates that provide ongoing services to the registrant for services otherwise requiring audit committee pre-approval during the fiscal year in which the non-audit service was provided; (b) the registrant did not recognize these services as non-audit services at the time they were provided; and (c) these services are promptly brought to the attention of the registrant and the registrant approves them before the audit is complete.

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

ACP Funds Trust

(b)         Not applicable

(c)         100%

(d)         Not applicable.

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2007 and $0 for 2008.

(h)	Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Funds invest substantially all of their assets in the Master Fund, which has the same investment objective as the Funds. The Master Fund primarily invests its assets among a select group of non-registered funds (“Underlying Funds”).  As of December 31, 2008, the portfolio holdings of the Underlying Funds by reasonable identifiable categories were as follows:

Long/Short Equities	92.00%
Consumer	11.2%
Financial Services	11.2%
Large Cap Value	9.5%
Mid Cap Growth	6.3%
Natural Resources	9.7%
Small Cap Growth	17.3%
Small Cap Value	7.9%
Technology	18.9%
Money Market	9.1%
Other Assets and Liabilities	-1.1%

ACP Funds Trust

All assets other than cash investments, which represent -1.1% of the Master Fund’s portfolio, should be considered illiquid investments.  In this 92% of the Master Fund’s portfolio.  The liquidity provisions of each Underlying Fund are described in the Notes to the Financial Statements for the Master Fund.  The Funds are available only to investors who are “accredited investors” under Regulation D promulgated by the SEC under the Securities Act.  Each investor must also have a net worth of $1.5 million or more, subject to certain exceptions.  Each investor must have such knowledge and experience in financial and business matters that such investor is capable of evaluating the merits and risks of this investment and must be able to bear the economic risks of this investment.

The net asset value for the Master Fund is comprised of the net asset value of the Underlying Funds in which the Fund invests, less the expenses and liabilities of the Fund, and other assets in which the Fund invests.  Special situations affecting the calculation of net asset value may arise from time to time.  You should be aware that, generally, the Master Fund, the Investment Manager and the Administrator will not be able to examine or verify the valuations provided by the Underlying Funds.  Absent bad faith or manifest error, the determination of net asset value of the Fund is conclusive and binding on all investors.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

              The Proxy Voting Policies are attached herewith.

ASCENDANT CAPITAL PARTNERS, LP
ACP STRATEGIC OPPORTUNITIES FUND II, LLC
ACP FUNDS TRUST

Proxy Voting Policy and Procedures

Ascendant Capital Partners, LP (Ascendant or ACP), acts as a fiduciary in relation to clients and the assets entrusted by them to its management. Where the assets placed in ACP's care include voting securities, and except where the client has expressly reserved to itself the duty to vote proxies, it is ACP's duty as a fiduciary to vote all proxies relating to such voting securities.

Duties with Respect to Proxies:

Ascendant has an obligation to vote all proxies appurtenant to voting securities owned by its client accounts in the best interests of those clients. In voting these proxies, Ascendant may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Ascendant will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by it. Ascendant shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

ACP Funds Trust

Because Ascendant primarily invests client assets in funds exempt from registration and regulation under the federal securities laws, and since the interest it acquires in such funds typically is a non-voting limited partner or member interest (except under specified, often unusual circumstances), Ascendant does not expect there to be many (if any) meetings convened at which it is expected to vote shares or other interests held (or controlled) by it for the benefit of its clients.

Nonetheless, where client holdings are voting securities and a meeting of security holders is convened, Ascendant will take the following steps to carry out its fiduciary duties as to the client and its assets:

Ascendant will track shareholder meetings convened by companies whose voting securities are held in its client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Ascendant will rely principally upon research received from, or otherwise delegate all or certain aspects of the proxy voting process to, Institutional Shareholder Services and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended.

To the extent that it relies upon or delegates duties to PVS, Ascendant will periodically review the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. As appropriate, Ascendant will periodically satisfy itself that PVS operates a system reasonably designed to identify all such meetings and to provide ACP with timely notice of the date, time and place of such meetings.

Ascendant will further review the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and will satisfy itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Ascendant's client accounts, Ascendant has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with its preferences. PVS will vote any such shares subject to that direction in strict accordance with all such instructions.

Conflicts of Interest:

Ascendant's stock is not publicly traded, and it is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no ACP affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts. Therefore, it believes that any particular proxy issues involving companies that engage Ascendant, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients.

ACP Funds Trust

Nevertheless, in order to avoid even the appearance of a conflict of interest, the officers of Ascendant will determine, by surveying the Firm's employees or otherwise, whether Ascendant, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the firm will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence its decision to provide direction to PVS on a given vote or issue. Further to that end, ACP will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Ascendant client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review. Ascendant will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how Ascendant voted proxies, please contact:

Gary E. Shugrue
c/o Ascendant Capital Partners LP
150 N. Radnor Chester Rd., C-220
Radnor, PA 19087
610-688-4180

Recordkeeping:

ACP shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Ascendant that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: This 14th day of March, 2008

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of the date of this report, Gary E. Shugrue is the Founder, President and Chief Investment Officer of Ascendant Capital Partners, LP (“ACP”), the investment adviser to the registrant.  Mr. Shugrue serves as Portfolio Manager to the ACP Strategic Opportunities Fund II, LLC as well as the ACP Funds Trust.  He started ACP in August 2001 as a subsidiary of Turner Investment Partners, a $13 billion asset management firm. He brings nineteen years of hedge fund experience and over thirty years overall investment experience to the firm. From 1988 to 2000 he served as the co-founder and partner of Argos Advisors LLC, an equity hedge fund firm. From 1981 to 1988 he was a Vice President in Institutional Equity Sales with Kidder Peabody, Prudential Securities and Merrill Lynch servicing large institutional clients in the Mid-Atlantic

ACP Funds Trust

area. From 1977 to 1979 he was an Account Executive with Merrill Lynch. He earned his MBA in Finance from the University of Pennsylvania’s Wharton School in 1981 and his BS in Accounting from Villanova University in 1976.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Gary E. Shugrue is also the portfolio manager for the ACP Strategic Opportunities Fund II, LLC.  The portfolios of ACP Funds Trust - ACP Institutional Series Strategic Opportunities Fund and ACP Advantage Series Strategic Opportunities Fund - invest exclusively in the ACP Strategic Opportunities Fund II, LLC.  The assets of the ACP Funds Trust as of 12/31/08 were approximately $22,767,937 million.

Although ACP does not receive an advisory fee based on account performance, ACP’s management fee changes depending on performance of the portfolio (i.e. ACP earns a greater percentage of assets as a management fee as annual performance of the registrant exceeds 6%.)

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets 12/31/08	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Gary E. Shugrue	Registered Investment Companies: RICS	2	$22.7 million	0	$0
	Other Pooled Investment Vehicles: LLC	1	$14.2 million	0	$0
	Other Accounts:	0	$0	0	$0

Potential Conflicts of Interests

A potential conflict of interest may arise in that Gary E. Shugrue directs the ACP Funds Trust portfolios to invest in the ACP Strategic Opportunities Fund II, LLC, for which he receives compensation.

(a)(3)      Compensation Structure of Portfolio Manager(s) or Management Team Members

As of December 31, 2008, compensation received by the registrant’s Portfolio Manager is a fixed base salary, with a possible year-end bonus based on the financial performance of the Investment Manager.  However, Gary E. Shugrue, the Portfolio Manager, benefits not because of his bonus but because he is the controlling equity holder in the firm.  As such, the value of his equity and his distributions increase if the registrant’s assets increase and the fund performs well, as described above. Other than as described above, the Portfolio Manager does not receive any compensation from the registrant, the registrant’s investment adviser or any other source with respect to management of the registrant and any other accounts included in the response to paragraph (a)(2)(ii) of this Item 8.  As assets under management grow, it is the intention of Ascendant Capital Partners, LP to retain and attract talented employees through attractive compensation and growth opportunities.

ACP Funds Trust

(a)(4)       Disclosure of Securities Ownership

The table below sets forth beneficial ownership of shares of the registrant by the Portfolio Manager as of December 31, 2008.

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

N/A	$_N/A

(b)           Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ACP Funds Trust

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

ACP Funds Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	ACP Funds Trust

By (Signature and Title)*	/s/ Gary E. Shugrue
Gary E. Shugrue, President, Chief Investment Officer and Chief Financial Officer (principal executive officer and principal financial officer)

Date	March 10, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gary E. Shugrue
Gary E. Shugrue, President, Chief Investment Officer and Chief Financial Officer (principal executive officer and principal financial officer)

Date	March 10, 2008

* Print the name and title of each signing officer under his or her signature.

ACP Funds Trust

EX-99.CODE ETH

ACP Investments, LP d/b/a

Ascendant Capital Partners, LP

(Investment Manager of the ACP Funds)

PERSONAL TRADING POLICY/CODE OF ETHICS

March 14, 2008

A.
When used in this Personal Trading Policy/Code of Ethics, the term “employee” includes any director, officer or employee of ACP Investments, LP d/b/a Ascendant Capital Partners, LP (“Ascendant”), or any independent contractor or other person who is licensed with the National Association of Securities Dealers, Inc. (NASD) as a registered representative or principal of, with or through Ascendant.

B.
Beneficial ownership:  An employee should consider himself the beneficial owner of those securities held by him, his spouse, his minor children, a relative who shares his house, or persons by reason of any contract, arrangement, understanding or relationship that provides him with sole or shared voting or investment power.

C.
Employees may buy or sell listed securities (meaning securities listed on the NYSE or the ASE) in an amount of $100,000 or less without pre-clearance.  Employees may also buy or sell debt securities with a face value of $100,000 or less without pre-clearance.   Any other security transaction, other than open-end mutual funds, must be pre-cleared in writing by the President or Chief Compliance Officer.   Preclearance approval is good for 48 hours; if a trade has not been executed, subsequent approvals are necessary until the trade is executed. The Exception Committee (the President, Vice President, and Chief Compliance Officer) must approve any exceptions to this rule.  The President and the CCO shall not preclear their own trades.

D.
Investments in private placements/limited partnerships and initial public offerings require written pre-clearance.  Trades in IRA’s, and Rollover IRA’s that are self-directed (i.e. stocks or bonds, not mutual funds), and ESOP’s (Employee stock ownership plans) require pre-clearance.

ACP Funds Trust

E.
Blackout Restrictions:  Employees are subject to the following restrictions when their purchases and sales of securities coincide with trades of clients of Ascendant or trades of clients (including investment companies) of any affiliated companies of Ascendant:

1.
Purchases and sales within three days following a client trade.  Employees are prohibited from purchasing or selling any security within three calendar days after a client transaction in the same (or a related) security.  The Exception Committee must approve exceptions.  If an employee makes a prohibited transaction without an exception the employee must unwind the transaction and relinquish any gain from the transaction to charity.

2.
Purchases within seven days before a client purchase.  An employee who purchases a security within seven calendar days before a client purchases the same (or a related) security is prohibited from selling the security of a period of six months following the client’s trade.  The Exception Committee must approve exceptions.  If an employee makes a prohibited sale without an exception within the six-month period, the employee must relinquish any gain from the transaction to charity.

3.
Sales within seven days before a client sale.  An employee who sells a security within seven days before a client sells the same (or a related) security must relinquish to charity the difference between the employee’s sale price and the client’s sale price (assuming the employee’s sale price is higher).

F..
Reporting:  For purposes of the provisions of Rule 17j-1 of the Investment Company Act of 1940, as amended (the “1940 Act”), all employees will be treated as “access persons” and must submit the following:

1.
Initial Holdings Report - within ten (10) days of hire, all new employees are required to file a signed and dated Initial and Annual Accounts and Holdings Report, setting forth the title, the number of shares, and the principal amount of each covered security in which they have any direct or indirect beneficial ownership; and the name of any broker, dealer, or bank with whom an account is maintained in which any covered securities are held for their direct or indirect benefit.

2.	Annual Holdings Report - on an annual basis, all employees are required to file within thirty (30) days of year-end a signed and

ACP Funds Trust

dated Initial and Annual Accounts and Holdings Report listing all securities beneficially owned as of December 31st.  Within this Report, all employees must list the title, the number of shares, and the principal amount of each covered security in which they had any direct or indirect beneficial ownership; and the name of any broker, dealer, or bank with whom an account was maintained in which any covered securities were held for their direct or indirect benefit.

3.
Quarterly Transaction Reports - All employees must submit within ten (10) days following the end of each calendar quarter a signed and dated report listing all transactions executed during that preceding calendar quarter, along with duplicate statements/confirmations.  For each transaction, employees are required to list the date, the title, the interest rate (if applicable), the number of shares and the principal amount of each covered security involved; the nature of the transaction (i.e., purchase, sale, or other type of acquisition/disposition); the price at which the transaction was effected; and the name of any broker, dealer, or bank through which the transaction was effected.  Statements are reviewed by one of the firm’s Series 24 principals.  Brokerage, IRA’s, Rollover IRA’s (which are self-directed), ESOP’s, private placements, and limited partnerships must all be reported as personal trading.

4.
Annual Certification - All employees are required to certify annually to the Compliance Department that: (i) they have read and understand the Personal Trading Policy/Code of Ethics; (ii) they have complied with all requirements of the Personal Trading Policy/Code of Ethics; and (iii) they have reported all transactions required to be reported under the Personal Trading Policy/Code of Ethics.

G.	Violation of this Personal Trading Policy/Code of Ethics may result in disciplinary action, up to and including termination of employment.

H.
Exclusion:  So long as an employee of Ascendant is also a director, officer, employee or other person subject to a personal trading policy or code of ethics adopted by a registered investment manager, such employee shall be excluded from the following:

(1)	the requirements under Sections C, D, and E above to pre-clear or obtain approval of specified transactions;

ACP Funds Trust

(2)	all trading bars, limits and restrictions under Sections C, D and E above and all provisions requiring the unwinding of transactions and the relinquishment of proceeds under those sections; and

(3)	the reporting, filing and certification requirements under Section G above;

Provided that such investment manager:

(i)           certifies to Ascendant that its personal trading policy or code of ethics was adopted pursuant to Rule 17j-1 under the 1940 Act and is sufficient to satisfy the requirements of that rule; and

(ii)           agrees to provide Ascendant the following:

(a)           at least once a year, upon request, a written report that describes any issues(s) that arose during the previous 12 months under the investment manager’s policy or code, including any material violations, and any resulting sanctions;

(b)	an immediate report, without request, of all material violations of such policy or code by any person who is an Ascendant employee;

(c)	prompt written notice of all material amendments to such policy or code.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	ACP Funds Trust

By (Signature and Title)*	/s/ Gary E. Shugrue
Gary E. Shugrue, President, Chief Investment Officer and Chief Financial Officer (principal executive officer and principal financial officer)

Date	March 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gary E. Shugrue
Gary E. Shugrue, President, Chief Investment Officer and Chief Financial Officer (principal executive officer and principal financial officer)

Date	March 9, 2008

* Print the name and title of each signing officer under his or her signature.

ACP Funds Trust

Certification Pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the
Sarbanes-Oxley Act

I, Gary E. Shugrue, certify that:

1.	I have reviewed this report on Form N-CSR of ACP Funds Trust;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.
The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)
Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.
The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:	March 9, 2009	/s/ Gary E. Shugrue
Gary E. Shugrue, President, Chief Investment Officer and Chief Financial Officer (principal executive officer and principal financial officer)